AMENDMENT NO. 3 TO

RECEIVABLES SALE AGREEMENT

This Amendment No. 3 to Receivables Sale Agreement (this "Amendment") is entered into as of June 11, 2010 among Graybar Commerce Corporation, a Delaware corporation, as Buyer ("Buyer") and Graybar Electric Company, Inc., a New York corporation, as Originator ("Originator").

RECITALS

Each of Buyer and Originator entered into that certain Receivables Sale Agreement, dated as of June 30, 2000, as amended by Amendment No. 1 thereto, dated as of August 15, 2006 and by Amendment No. 2 thereto, dated as of October 13, 2006 (such agreement, as so amended, the "Sale Agreement").

Each of the parties hereto now desires to amend the Sale Agreement, subject to the terms and conditions hereof, as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.   Definitions Used Herein.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Sale Agreement.

Section 2.   Amendments to the Sale Agreement.  Subject to the terms and conditions set forth herein, the Sale Agreement is hereby amended as follows:

            (a)        amending Section 4.1(i) of the Sale Agreement in its entirety to read as follows:

            "Collections.  Originator will cause (i) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account, (ii) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect and (iii) all collections related to an Excluded Obligor shall be deposited into accounts separate from the Lock-Boxes and Collection Accounts.  In the event any payments relating to Receivables are remitted directly to Originator or any Affiliate of Originator, Originator will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns.  Originator will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to Buyer and, will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Purchase Agreement.";

            (b)        replacing the definition of "Receivable" in Exhibit I to the Sale Agreement in its entirety as follows:

            "Receivable" means all indebtedness and other obligations owed to Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement) or Buyer (after giving effect to the transfers under the Agreement) or in which Originator or Buyer has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto.  Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Originator treats such indebtedness, rights or obligations as a separate payment obligation.  Notwithstanding the foregoing, "Receivable" shall not include indebtedness or other obligations owed to Originator by an Obligor arising on and after the date such Obligor is approved in writing by the Agent as an Excluded Obligor.";

            (c) adding a new definition of "Excluded Obligor" to Exhibit I to the Sale Agreement which shall read as follows:

            ""Excluded Obligor" means an Obligor identified from time to time in a written schedule provided from the Servicer to the Agent and consented to in writing by the Agent.  For convenience of the parties, such Excluded Obligors may be identified on Schedule B to this Agreement." and

            (d) by adding a new Schedule B, entitled "Excluded Obligors", to the Sale Agreement which shall read as follows:

"EXCLUDED OBLIGORS

Schlesinger-Siemens Electrical, LLC

58 89 57th St.

Maspeth, NY 11378

Siemens Industry, Inc.

45470 Commerce Center Dr

Plymouth Township, MI 48170

Siemens Capital Company, LLC

170 Wood Ave. South
Iselin, NJ 08830

Rolls-Royce Energy Systems, Inc.

607 W. Chestnut St.

Mount Vernon, OH  43050".

Section 3.   Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof (the "Effective Date"), upon the satisfaction of the conditions precedent that:

(a)   Amendment.  Buyer shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b)   Representations and Warranties.  As of the Effective Date, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Sale Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, Originator shall be deemed to have represented and warranted such).

(c)   No Termination Event.  As of the Effective Date, both before and after giving effect to this Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing (and by its execution hereof, Originator shall be deemed to have represented and warranted such).

Section 4.   Miscellaneous.

(a)   Effect; Ratification.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which Buyer may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other instrument or agreement referred to therein.  Each reference in the Sale Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Sale Agreement" or to the "Sale Agreement" shall mean the Sale Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)   Transaction Documents.  This Amendment is a Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)   Costs, Fees and Expenses.  Originator agrees to reimburse Buyer on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to Buyer).

(d)   Counterparts.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e)   Severability.  Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f)   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(g)   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

GRAYBAR COMMERCE CORPORATION, as Buyer

                     By:

                     Name:

                     Title:

                     GRAYBAR ELECTRIC COMPANY, INC.,

                     as Originator

                     By:

                     Name:

                     Title: